Emerald Isle	December 2008

Facility,SX/EW Equipment and components	Quantity	Unit Price	Value

Motor load control boxes	22	$200.00	$4,400
Acme Transformer 480 to 208/120 volt 112.5KVA	1	$4,000.00	$4,000
Acme Transformer 480 to 208/120 volt 45KVA	1	$900.00	$900
Ramco Metal Bandsaw model AS90P	1	$250.00	$250
110 volt Pallet Jack Atlas
4500 LB cap.	1	$1,000.00	$1,000
Misc. Cautionary and Danger sighsx	10	$10.00	$100
12 Inch steel valve	1	$600.00	$600
8 Inch steel valve	1	$282.50	$263
2 Inch steel valve	1	$150.00	$150
4 Inch PVC valve	20	$150.00	$3,000
Misc. tab parts and pieces	1	$2.000.00	$2,000
Misc. nails, screws, nuts, bolts and washers	1	$80.00	$60
Drill Press/Ohio Forge mode; #510459
Serial # 104313	1	$150,00	$150
McElroy Pit Bull Fusion Welder	1	$500,00	$500
Perkln Elmer 5000 Atomic Absorption Spectophotometer
Model 5000 Serial #127934	1	$2,500.00	$2,500
Perkln.Etmer 500 Automatic Burner Control	1	$50.00	$50
Perkln Elmer HGA 500 programmer	1	$500.00	$500
Perkln Elmer Type Zeeman 5000 Serial #5267	1	$15.00	$15
IEC HN-S1I Centrifuge model HNSSerial AC 7825	1	$1,500.00	$1,50O
Speedalre 480 volt 3 phase compressor	1	$1,000.00	$1,000
IngersollRand
Compressor 480 volt 3 phase Model 3000E30 Serial 790233	1	$5,800.00	$5,900
Caterpillar Forkllft Model R80 Serial 49A00924	1	$12,000.00	$12,000
40 volt 15,000 amp 480 volt 3 phase input Serfe! 193074	l	$1,000.00	$1,000
Greenlee Hydraulic conduit bender model 777	1	$2,000.00	$2,000
480 volt 3 phase 30 Kw generator set model MEP005A
	1	$6,000.00	$8,000
480 volt E7218 Serial JC79183	1	$500.00	$500
220/120 Coleman gen.set (Ught Plant)	1	$100.00	$100
Dayton 5Kw.220/120 gen set model 4W113 serial 0884740	l	$200.00	$200
Model E5222 HI Serial 1B5B70	1	$200.00	$200
various stainless steel, pumps	4	$50.00	$200
HDPE4"ptpe	12000	$3.00	$36,000
HOPE 3" pipe	1000	$2.00	$2,000
HDPE 6' pipe	1000	$4.00	4,000'
Forkllft man lift tower	1	$300.00	$300
Misc. office equipment	2	$200,00	$400
Crane load lifter 5 ton 480 phase Serisl 17467	1	$10,000.00	$10,000
BIco:pulveri2er	1	$3,000.00	$3,000

Over head crane, 10 ton	1	$37,500.00	$37,500
Storage facility	1.	$80,000.00	$60,000
Tank and warehouse complex	1	$5,000.00	$5,000
4/0 copper wire	1500	$1.84	$2,454
2/0 copper wire	I000	$1.09	$1,090
2" Honda trash pump	1	$700.00	$700
3" Tsuruml trash pump with all fittings	1	$1,000.00	$1,000
5,000 gal. kerosene tank	1	$7,800.00	$7,800
5,000 gal, add tank	1	$7,800.00	$7,800
250 gal. used oil tank	1	$250.00	$250
500 gal. diesel tank	1	$400.00	$400
Tank house, stainless steel, lined	1		_
3-3x3 fiberglass composite pumps 2
of them reconditioned	3	_	_
1 reconditioned 17KW Generator	1	$3,000.00	$3,000
Complete totelsfcatfon, level gear	1	$1,200.00	$1,200
well monitoring equipment	1	$10.00	$10
welding trailer	1	$700.00	$700
4 Inch well pump	1	$200.00	$200
1 mile of pipe line		_	$-
MIP steel strap tensloner	1	$160.00	$160
hydraulic crimp: tool	1	$2,000.00	$2,000
handheld pipe threading tool	1	$300.00	$300
Electrowinnlng Cells	16	$40,000.00	$640,000
Anodes	643	$250.00	$160,750
Cathodes	190	$300.00	$57,000
Rectifier -15000 amp	1	$80,000.00	$80,000
Tankhouse structure!	1	$15,000.00	$15,000
Mixer Tanks 9'x9'x7.5'SS	3	$10,530.00	$31,590
SX steel structures	3	$15,000.00	$45,000

Total Facility, SX/EW Equipment and Components			$